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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



     Date of report (Date of earliest event reported)    March 14, 2005
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                                    SPSS Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

            Delaware                     000-22194               36-2815480
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(State or Other Jurisdiction of         (Commission           (I.R.S. Employer
      of Incorporation)                 File Number)         Identification No.)

233 South Wacker Drive, Chicago, Illinois                         60606
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(Address of Principal Executive Offices)                        (Zip Code)

                                 (312) 651-3000
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01:  ENTRY INTO AMENDMENT OF A MATERIAL DEFINITIVE AGREEMENT

On December 30, 2004, SPSS Inc., a Delaware corporation ("SPSS"), entered into an employment agreement with Raymond H. Panza, the Company's Executive Vice President, Corporate Operations, Chief Financial Officer and Secretary, effective as of August 16, 2004. The Company reported the entry into this employment agreement on a Current Report on Form 8-K filed with the Securities and Exchange Commission on December 30, 2004.

On March 14, 2005, the Company and Mr. Panza amended and restated this employment agreement, effective as of August 16, 2004. The amended and restated employment agreement modified the original employment agreement to provide that, if Mr. Panza is terminated without cause, Mr. Panza will be entitled to immediate accelerated vesting with regard to all previously unvested stock options owned by Mr. Panza or equivalent compensation for such options. The original employment agreement provided for only 90 days of accelerated option vesting. Other than this amendment, the amended and restated employment agreement provides the same terms as the original employment agreement.

The Company will file the amended and restated employment agreement, instead of the original employment agreement, as a material exhibit to its next periodic report.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             SPSS INC.

                             By: /s/ Raymond H. Panza
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                                 Raymond H. Panza
                                 Executive Vice President, Corporate Operations,
Dated: March 14, 2005            Chief Financial Officer, and Secretary



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